English version for informative purposes

ASSIGNMENT AGREEMENT OF MINING CONCESSIONS ENTERED INTO BY AND BETWEEN MR. RAMON TOMAS DAVILA FLORES IN HIS OWN RIGHT, WITH THE APPEARANCE OF HIS WIFE MRS. BELINDA ELIZONDO MALTOS, HEREINAFTER REFERRED TO AS THE ASSIGNOR AND THE MINING COMPANY SILVER DRAGON MINING DE MEXICO, S.A. DE C.V., REPRESENTED HEREIN BY MR. JUAN CARLOS ALBERTO GALVAN PASTORIZA, HEREINAFTER REFERRED TO AS THE ASSIGNEE, PURSUANT TO THE FOLLOWING RECITALS AND CLAUSES:

RECITALS

I. The ASSIGNOR declares:

a) To be a Mexican nationality, over age, married under the marital property regime with Mrs. Belinda Elizondo Maltos, as evidenced through marriage certificate attached to this Agreement, and registered before the Federal Taxpayer's Registry under number DAFR 530530.

b) To be the lawful and sole holder of the rights derived from the mining concessions which are hereinafter described, which are duly registered before the Public Mining Registry ("PMR") and which will hereinafter be jointly referred to as the "CONCESSIONS" and individually, when necessary, by their name, and whose title certificates are attached to this Agreement as Attachment "A" files 1 to 5:

"EL SANTO NIÑO", mining concession of exploitation, title certificate 167210, issued on October 22, 1980, located at the Guadalupe Victoria Municipality, Durango, with an area of 3.3210 hectares registered under number 610 to pages 153 of volume 220 of the PMR.

"MARIA LUISA", mining concession of exploitation, title certificate 167211, issued on October 22, 1980, located at the Guadalupe Victoria Municipality, Durango, with an area of 9.8529 hectares registered under number 141 to pages 66 of volume 1 of the Mining Acts, Agreements and Arrangements Book of the PMR.

"AMPLIACION DEL SANTO NIÑO", mining concession of exploitation, title certificate 167212, issued on October 22, 1980 located at the Guadalupe Victoria Municipality, Durango, with an area of 2.1352 hectares registered under number 612 to pages 154 of volume 220 of the PMR.

"EL REFUGIO", mining concession of exploitation, title certificate 167908, issued on December 16, 1980, located at the Guadalupe Victoria Municipality, Durango, with an area of 6.9521 hectares registered under number 206 to pages 52 of volume 223 of the General Concessions Book of the PMR.

"LA BOCONA", mining concession of exploitation, title certificate 164061, issued on February 21, 1979 located at the Guadalupe Victoria Municipality, Durango, with an area of 9.0000 hectares registered under number 581 to pages 146 of volume 216 of the PMR.

c) That the CONCESSIONS were acquired by ASSIGNOR by means of the execution of the following assignment agreements: (i) Assignment Agreement of Mining Concessions entered by the ASSIGNOR (as Assignee) with Mr. Santiago Valdez Cavazos, with the acceptance of his wife Mrs. Victoria Segovia, in the city of Durango, Durango, as of July 21, 2004, regarding the CONCESSIONS named as "EL REFUGIO" and "LA BOCONA", which was ratified by the parties on the same date, before Notary Public Number 10 of the Judicial District of Viesca, and registered in the PMR under number 262 to pages 176 of volume 17 of the Mining Acts, Agreements and Arrangements Book, as of December 10, 2004; (ii) Assignment Agreement of Mining Concessions entered into by the ASSIGNOR (as Assignee) with Mr. Jorge Manuel Villa Marin (hereinafter referred to jointly with Mr. Santiago Valdez Cavazos as the "Original Holders"), with the acceptance of his wife Mrs. Irma Ramirez de Villa, in the City of Durango, Durango, as of July 21, 2004, regarding the CONCESSIONS named "EL SANTO NIÑO", "MARIA LUISA" and "AMPLIACION DEL SANTO NIÑO", which as ratified by the parties on the same date before Notary Public Number 10 of the Judicial District of Viesca, and registered in the PMR under number 261 to pages 176 in front of volume 17 of the Mining Acts, Agreements and Arrangements Book, as of December 10, 2004 ("Original Assignment Agreements").

d) That due to the condition precedents stated in the last paragraph of the respective Second Clauses of the Original Assignment Agreements, the ASSIGNOR granted in favor of the Original Holders a Mortgage in First Place and Degree over the CONCESSIONS in order to guarantee the fulfillment of the payment obligations contained in Second Clause of the Original Assignment Agreements, existing to this date an unpaid balance in favor of the Original Holders in the amount of USD$150,000.00 American Dollars (One Hundred Fifty Thousand Dollars Legal Currency in the United States of America 00/100) plus VAT, which was subject to a discount of USD$30,000.00 American Dollars (Thirty Thousand Dollars Legal Currency in the United States of America 00/100) (the "Unpaid Balance").

e) The aforementioned mortgage was granted by the ASSIGNOR (as Assignee and Mortgagor) before Notary Public Number 11 of the City of Durango, as of September 23, 2004, which was registered in the PMR under number 8 to page 5 t of volume 18 of the Mining Acts, Agreements and Arrangements Book, as of January 10, 2005 (the "Mortgage Guaranty").

f) That with the payment of the consideration that is stated in section a) of Second Clause herein, the ASSIGNOR is bind to pay the Unpaid Balance to the Original

Holders and carry out the procedures to release and cancel the Mortgage Guaranty simultaneously at the execution of this Agreement.

g) That, except for the Mortgage Guaranty, the CONCESSIONS are free from liens or domain limitations and are in compliance with the obligations stated in the Mining Law and its Regulation, reason for which the certificates mentioned in Article 23 of the Mining Law are herein attached as Attachment "B", by means of which the validity and good legal standing of the CONCESSIONS is evidenced.

h) That the CONCESSIONS are in compliance with the payments of the superficial duties up until the second semester of 2005, attaching to this Agreement, as Attachment "C", the receipts of payment of such superficial duties for the last five years and until the second semester of 2005.

i) That as of the date of execution of this Agreement it has not assigned, sold, encumbered in any other way different to the Mortgage Guaranty nor promised to assign, sell or encumber the rights derived from the CONCESSIONS and that it has not acquired from third parties any obligations, and that no restriction provided by the Mining Law and its Regulation exists which prevents him from executing this Agreement.

j) That the landmarks that indicate the starting point of each one of the lots provided by the CONCESSIONS are in good state of conservation, and were built according to the terms of the Mining Law and kept in the same place previously approved by the mining authorities.

k) That by virtue of the mining activities, including the exploitation, performed over the lots provided by the CONCESSIONS, it is in full compliance with the Mining Laws, including in a non limited manner, in compliance with labor, tax and environmental obligations.

l) That to the date of execution of this Agreement, there exist no effective or ongoing orders, requests or claims, regarding environmental issues or of any other legal nature in connection with the lots provided by the CONCESSIONS, as well as in connection with the activities carried out over them, and has no knowledge of any reason by which such orders, requests or claims could be issued by any authority or third parties.

m) That the lots provided by the CONCESSIONS are not located within natural protected areas nor within environmental reservations, whether of Federal or Local jurisdiction, and that no notice or communication regarding a prospective creation of a reservation over the areas were the lots has been received by the ASSIGNOR.

n) That it has obtained and holds all effective authorizations required to carry out works in the lots provided by the CONCESSIONS, stating that no right in favor of third parties exists over the lots which may imply the need for authorization of any third party for such works; therefore, as of the date of execution of this Agreement, no environmental contingency nor of any other legal nature exists which could affect the validity of the CONCESSIONS or which could involve or affect the ASSIGNEE in any way.

o) That it has not incurred nor given reason to incur in any event of nullity, cancellation, suspension or non-subsistence of the rights referred to by the Mining law in connection with the CONCESSIONS.

That derived from the assignment of CONCESSIONS under this Agreement, the ASSIGNOR wishes to execute simultaneously and separately with the ASSIGNEE an Asset Purchase Agreement regarding the assets related and described in Attachment "D" herein.

II. The ASSIGNEE declares:

a) That it is a Mexican Mining Company duly incorporated and existing under the Federal laws of the Mexican Republic and registered in the Public Registrar of Commerce of the city of Durango, State of Durango, under mercantile file number 250, dated January 19, 2006, which due to its recent granting is in registration process before the Public Register of Mining.

b) That Mr. Carlos Galvan Pastoriza is the Legal Representative of the ASSIGNEE with sufficient authorities to represent it and bind it in the terms and conditions of this Agreement, which have not been revoked nor limited in any manner as of the date of execution of this Agreement.

c) That it wishes to acquire as Assignee the CONCESSIONS, subject to the strict compliance of all terms and conditions of this Agreement, including that the Mortgage Guaranty is effectively released and cancelled by the ASSIGNOR simultaneously at the time of execution of this Agreement, as well as to the validity of all the recitals stated by the ASSIGNOR in this Agreement in connection with the CONCESSIONS.

d) That it has all necessary means to acquire the CONCESSIONS as assignee, under the terms and conditions of this Agreement.

That it wishes to purchase from ASSIGNOR the assets related and described in Attachment "D" herein, subject to the execution of the Asset Purchase Agreement herein and separately.

Pursuant to the aforementioned recitals, the parties agree to grant the following:

CLAUSES

FIRST. ASSIGNMENT OF CONCESSIONS. The ASSIGNOR hereby assigns to ASSIGNEE, who acquires for itself, free from all liens and/or domain limitations, in compliance with any payment regarding taxes, levies, government superficial duties, the totality of the rights derived from the CONCESSIONS, with all which by de facto and by law corresponds.

Likewise, the ASSIGNOR commits to simultaneously assign to ASSIGNEE, without any exception nor limitation, all rights that he has to access the lots provided by the CONCESSIONS, such as rights over lease agreements, gratuitous loans, land expropriation, temporary occupancies, licenses, permissions, easements or any permissions or authorizations, whether written or verbal, equivalents which, in a general manner, allow mining works and mine exploitation.

SECOND. CONSIDERATION. Parties agree as price for the assignment of rights referred to in the aforementioned First Clause, the total amount of $245,000.00 American Dollars, (Two Hundred Forty-Five Thousand dollars 00/100 Legal Currency in the United States of America) plus the corresponding Value Added Tax ("VAT") resulting in the amount of $36,750.00 American Dollars (Thirty-Six Thousand Seven Hundred and Fifty Dollars 00/100 Legal Currency in the United States of America), amount that shall be paid by the ASSIGNEE to the ASSIGNOR in a single payment delivering therefore the corresponding invoices which shall meet the applicable fiscal requirements.

Therefore, ASSIGNEE pays ASSIGNOR, and ASSIGNOR receives to its full satisfaction at the date of ratification of this Assignment Agreement, the amount of $245,000.00 American Dollars, (Two Hundred Forty-Five Thousand dollars 00/100 Legal Currency in the United States of America), plus VAT, as payment of the assignment of rights.

All amounts referred to in American Dollars in this Agreement, are understood to be dollars of the United States of America, and the ASSIGNEE may either pay such amounts in that currency, or in its equivalent in national currency on the payment date, pursuant to Article 8 of the Monetary Law, according to the exchange rate published by the Bank of México applicable to settle debts acquired in foreign currency and which should be published at The Federation's Official Gazette the day prior to the date in which the payment should be carried out, moreover, to the amounts to be paid in accordance to these Agreements, the Value Added Tax corresponding to each payment shall be added.

THIRD.- CANCELLATION OF THE MORTGAGE GUARANTY. Since simultaneously to the execution of this Agreement, the ASSIGNOR has paid the Unpaid Balance to the Original Holders, ASSIGNOR is obliged to request and obtain the cancellation of the Mortgage Guaranty before the Notary Public of its choice and to carry out within the next five (5) business days as of the execution of this Agreement, the cancellation of the Mortgage Guaranty before the PMR.

The parties agree that any delay of ASSIGNOR to carry out the release and cancellation of the Mortgage Guaranty will be a cause of default of this Agreement, being liable up to the amounts that as of the date of such default have been received by the ASSIGNOR as price plus applicable losses and damages that have been caused to the ASSIGNEE by virtue of such default.

FOURTH. COSTS. The expenses, taxes, fees and duties caused by this assignment of rights shall be covered by the party that according to the applicable law must cover them. Nevertheless, the parties agree that all costs, fees and duties that are caused or shall be caused by virtue of the cancellation and release of the Mortgage Guaranty will be exclusively paid by ASSIGNOR.

FIFTH. ASSIGNORS' OBLIGATIONS. The ASSIGNOR will be obliged to:

a) Provide to the ASSIGNEE all the information that is requested and that it has in its power, as well as to sign, evidence, comply with any other necessary requirement and exercise all the legal actions that are required, with the purpose of obtaining, whenever required, any such authorizations for the ASSIGNEE to exercises the rights conferred herein;

b) File and execute before Notary Public, to its entire cost, the release and cancellation of the Mortgage Guaranty, as well as to file for the cancellation of its registration before the PMR within the term stated in the Third Clause of this Agreement.

c) Assist to solve any contingency that may affect the legal status of the CONCESSIONS, and that may prevent, limit or hinder the enforcement of the rights herein granted to ASSIGNEE, being compelled to release the ASSIGNEE and holding it harmless from any liability and to indemnify it without any limitation whatsoever in connection with any liability derived from claims, demands, notices or any other acts, whether of Federal, State or Local authorities or of any third party with interests over the CONCESSIONS, without limitation, of any fiscal, labor, social security, administrative or mainly environmental nature with regards to the representations made by the ASSIGNOR in this Agreement, by contingencies that arise from any event of default, whether total or partial, regarding the obligations assumed by the ASSIGNOR by virtue of the CONCESSIONS or regarding the activities and operations that were carried out by ASSIGNOR over the lots, as well as by eviction, nullity, revocation or loss of the rights that the CONCESSIONS due to causes that are triggered prior to the execution of this Agreement or if the competent authority does not authorize the registration of this assignment;

d) Assign the CONCESSIONS to the ASSIGNEE free from all charges, liens, encumbrances or limitations of domain of any kind, according to the provisions of this Agreement and the recitals of the ASSIGNOR;

e) Assume and comply with its obligations of labor, social security and fiscal nature, as well as any other applicable, regarding its own workers and contractors, obliging to release and hold the ASSIGNEE harmless from any claim, demand, accusation or complaint that may arise against it, by the workers or contractors of the ASSIGNOR or by the authorities of labor or administrative jurisdiction, due to the activities carried out by ASSIGNOR in the lots up to the date of execution of this Agreement.

f) Cooperate and assist the ASSIGNEE, whether executing, evidencing, complying with any other requirement and exercising all the legal actions which are necessary to obtain the registration of this Agreement in the PMR.

SIXTH. DEFAULT. Notwithstanding any provision in contrary agreed in this Agreement, if the ASSIGNOR or ASSIGNEE incur in default with regards to any obligation established in this Agreement, the ASSIGNOR or ASSIGNEE may file a written notice to the other party specifying the nature of the default ("Default Notice") in order that within the following 15 (fifteen) calendar days as of the receipt of the Default Notice, the defaulting party repairs such default or deficiency, as long as these may be reasonably repaired or cured within said term.

Once that the indicated term has elapsed without having the defaulted party repaired such, the affected party shall have the right to request the early termination of this Agreement without the need of delivering any notice by writing nor requiring a judicial resolution.

SEVENTH. ASSIGNOR'S EVENTS OF DEFAULT. In addition to any other obligation assumed by ASSIGNOR under the terms of this Agreement, ASSIGNOR will incur in an event of default, in the following cases:

a) Eviction, nullity, revocation or loss of the rights of the CONCESSIONS for causes arising prior to the execution of this Agreement or in the event that the competent authority does not authorize the registration of this assignment;

b) If the Mortgage Guaranty is not filed within the term stated in Clause Third herein or if the PMR does not authorize the registration of such cancellation.

As a consequence of the aforementioned, the ASSIGNOR, in addition to the obligation to release and indemnify the ASSIGNEE from any expenses that it carries by virtue of ASSIGNOR'S default, the ASSIGNOR will be obliged to reimburse the ASSIGNEE the amounts that the later paid as a consequence of the event of default, regardless of the ASSIGNOR'S obligation to indemnify ASSIGNEE for the losses or damages that have been caused.

EIGHTH. EVENTS OF DEFAULT OF THE ASSIGNEE. In addition to other obligations assumed by ASSIGNEE under the terms of this Agreement, ASSIGNEE will incur in an event of default, when:

a) In case that for any given reason ASSIGNOR does not receive the agreed payment under this Agreement.

NINTH. RATIFICATION AND REGISTRATION OF THIS AGREEMENT. The ASSIGNEE and the ASSIGNOR are bind to ratify the signatures of this Agreement before Notary Public appointed by the ASSIGNEE, Likewise, the ASSIGNEE expressly obliges itself to register before the PMR this Assignment of Rights Agreement, whereby the ASSIGNOR obliges to fully collaborate in good faith, in order for the ASSIGNEE to obtain the registration of the Agreement and its ancillary documents.

TENTH. NOTICES AND NOTIFICATIONS. For the receipt of the notices and notifications under this Agreement, the ASSIGNOR and ASSIGNEE appoint as their domiciles the following:

ASSIGNOR:

Mr. Ramón Tomas Davila Flores
Ana Leyva 204-4º Floor
Nueva Vizcaya
Durango, Durango.
Zip 34080
Tel: (618)818-4769

THE ASSIGNEE:

Silver Dragon Mining de Mexico, S.A. de C.V.
Alonso de Pacheco No. 130,
Del Lago
Durango, Durango
México, Zip 34080
Att'n: Lic. Juan Carlos Alberto Galvan Pastoriza

Any party may deliver to the other at any moment a domicile change notification and as of the acknowledgement of receipt of said notification, the domicile or domiciles indicated in the notifications will be considered as the valid domiciles of the party who delivered the notification.

ELEVENTH. GOVERNING LAW AND JURISDICTION. For all regarding to the interpretation and performance of this Agreement, the parties expressly submit to the Federal Laws of the Mexican Republic and the competent Courts of the city of Durango, State of Durango, waiving to any jurisdiction that may correspond due to their present or future domiciles.

The parties execute this Agreement by duplicate in the City of Durango, Durango, dated March 2, 2006.

THE ASSIGNOR

______________________
MR. RAMÓN TOMAS DAVILA FLORES
With the consent of his wife.
MRS. BELINDA ELIZONDO MALTOS

THE ASSIGNEE

_______________________________________________
SILVER DRAGON MINING DE MEXICO, S.A. DE C.V.
BY: Mr. Lic. Juan Carlos Alberto Galvan Pastoriza

ATTACHMENT "A"
Files from 1 to 5
Titles of the Mining Concessions

"EL SANTO NIÑO", mining Concession of exploitation, title 167210.

"MARIA LUISA", mining Concession of exploitation, title 167211.

"AMPLIACION DEL SANTO NIÑO", mining Concession of exploitation, title 167212.

"EL REFUGIO", mining Concession of exploitation, title 167908.

"LA BOCONA", mining Concession of exploitation, title 164061.

ATTACHMENT "B"
EVIDENCE ISSUED BY THE PUBLIC MINING REGISTRAR PURSUANT
TO ARTICLE 23 OF THE MINING LAW

ATTACHMENT "C"
EVIDENCE OF PAYMENTS OF SUPERFICIAL DUTIES OF THE AREAS
OVER THE CONCESSIONS FOR THE LAST FIVE YEARS AND UNTIL THE
SECOND SEMESTER OF 2005

ATTACHMENT "D"
LIST OF ASSETS TO BE PURCHASED BY ASSIGNEE FROM ASSIGNOR